                                     OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                                       Supplement dated June 6, 2002 to the
                       Prospectus dated March 28, 2002 and further supplemented May 20, 2002

The Prospectus is changed as follows:

1.       The section titled "Shareholder Fees" on page 7 is deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):

                                    Class A Shares        Class B        Class C Shares    Class N Shares
                                                           Shares
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Maximum Sales Charge (Load) on
purchases                                5.75%              None              None              None
(as % of offering price)
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Maximum Deferred Sales Charge
(Load) (as % of the lower of the
original offering price or               None1              5%2               1%3               1%4
redemption proceeds)
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Redemption Fee (as a percentage
of total redemption proceeds)5           2.00%             2.00%             2.00%             2.00%

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   1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
   2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
   3. Applies to shares redeemed within 12 months of purchase.
   4. Applies to shares redeemed within 18 months of retirement plan's first purchase.
   5. The redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.  See "How to Sell Shares" for more information on when the redemption fee will apply.

2.       The following is added after the first paragraph under "How to Sell Shares" on page 23:

The Fund  assesses a 2% fee on the proceeds of Fund shares that are redeemed  (either by selling or  exchanging  to another  Oppenheimer  fund)  within 30 days of their  purchase.  The  redemption  fee is paid to the  Fund,  and is intended to offset the trading costs,  market impact and other costs  associated with short-term money movements in and out of the Fund.  The  redemption  fee is imposed to the extent  that Fund shares  redeemed  exceed Fund shares that have been held more than 30 days.  For shares of the Fund  acquired by exchange,  the holding  period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee is not imposed on shares:  (1) held in certain  omnibus  accounts,  including  retirement  plans qualified  under  Sections  401(a) or  401(k) of the  Internal  Revenue  Code,  Section  403(b)(7)  custodial  plan accounts,  or plans  administered as college savings  programs under Section 529 of the Internal  Revenue Code, (2)
redeemed under  automatic  withdrawal  plans or pursuant to automatic  re-balancing in  OppenheimerFunds  Portfolio
Builder  accounts,  (3) redeemed due to death or disability of the  shareholder,  or (4) redeemed from accounts for which the dealer,  broker or financial  institution  of record has entered into an agreement  with the  Distributor for this purpose.

The following is added as a final bullet point under "Are There Limitations on Exchanges?" on page 27:

o    The Fund  assesses a 2% fee on the proceeds of Fund shares that are redeemed  (either by selling or exchanging to another  Oppenheimer  fund) within 30 days of their  purchase.  Further details are set forth following the first paragraph under "How to Sell Shares" on page 23.

June 6, 2002                                                                                    PS0254.025